Exhibit 10.7

GUARANTY

GUARANTY (the “Guaranty”), dated as of October 14, 2025, by Dogecoin ventures inc., a Texas corporation, tHE OFFICIAL DOGECOIN TREASURY AND RESERVE INC., aTexas corporation, and HOUSE OF DOGE CANADA INC., a corporation organized pursuant to the federal laws of Canada (the “Guarantors”), in favor of BRAG HOUSE HOLDINGS, INC. (the “Noteholder”).

WHEREAS, House of Doge Inc., a Texas corporation (the “Borrower”), is the holder of 100% of the equity interests of each Guarantor; and

WHEREAS, (a) the Borrower has issued to the Noteholder a certain Secured Promissory Note in an aggregate initial principal amount of up to $8,000,000 (as amended and in effect from time to time, the “Note”) subject to the terms therein; and (b) the Borrower, Guarantors, and the Noteholder are parties to that certain Security and Pledge Agreement dated as of the date hereof (as amended and in effect from time to time, the “Security Agreement”);

WHEREAS, the Borrower and each Guarantor are members of a group of related entities, the success of any one of which is dependent in part on the success of the other members of such group;

WHEREAS, each Guarantor expects to receive substantial direct and indirect benefits from the transactions contemplated by the Transaction Documents (as defined in the Note) and the Note (including, without limitation, the extensions of credit to the Borrower by the Note) (which benefits are hereby acknowledged);

WHEREAS, it is a condition precedent to the Noteholder making the loans to the Borrower pursuant to the Note that each Guarantor execute and deliver to the Noteholder a guaranty substantially in the form hereof; and

WHEREAS, each Guarantor wishes to jointly and severally guaranty the Borrower’s, and any other Person’s obligations to the Noteholder under or in respect of the Note and the other Transaction Documents as provided herein;

NOW, THEREFORE, each Guarantor hereby agrees with the Noteholder as follows:

1. Definitions. All capitalized terms used herein without definition shall have the respective meanings provided therefor in the Note.

2. Guaranty of Payment and Performance. Each Guarantor hereby jointly and severally guarantees to the Noteholder the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations, including all such payments which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code in a bankruptcy or other insolvency proceeding of the Borrower. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Noteholder first attempt to collect any of the Obligations from the Borrower or any other Person or resort to any collateral security or other means of obtaining payment. Should an Event of Default occur and be continuing, the joint and several obligations of the Guarantors hereunder shall, upon demand by the Noteholder, become immediately due and payable to the Noteholder, without demand or notice of any nature, all of which are expressly waived by each Guarantor. All payments by the Guarantor hereunder shall be made to the Noteholder, in the manner and at the place of payment specified therefor in the Note, for the account of the Noteholder. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding. If any such obligation is imposed upon a Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to the Noteholder on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable the Noteholder to receive the same net amount which the Noteholder would have received on such due date had no such obligation been imposed upon such Guarantor. Each Guarantor will deliver promptly to the Noteholder certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Obligations and termination of this Guaranty.

3. Guarantor’s Agreement to Pay Enforcement Costs, etc. Each Guarantor further jointly and severally agrees, as a principal obligor and not as a guarantor only, on a joint and several basis, to pay to the Noteholder, on demand, all out-of-pocket costs and expenses (including court costs and legal expenses) that the Borrower is required to reimburse pursuant to the Note incurred or expended by the Noteholder in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Note, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

4. Waivers by Guarantors; Noteholder’s Freedom to Act. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms to the maximum extent permitted by applicable law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Noteholder with respect thereto. Each Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the joint and several obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Noteholder to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Note, the other Transaction Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (d) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (e) the adequacy of any rights which the Noteholder may have against any collateral security or other means of obtaining repayment of any of the Obligations; (f) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Noteholder might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of a Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to such Guarantor. To the fullest extent permitted by law, such Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any “one action” or “anti-deficiency” law which would otherwise prevent the Noteholder from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after the Noteholder’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by the Noteholder.

5. Unenforceability of Obligations Against Borrower. If for any reason the Borrower or a Guarantor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower or a Guarantor by reason of the Borrower’s or such Guarantor’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on a Guarantor to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or a Guarantor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Note, the other Transaction Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by such Guarantor.

6. Subrogation; Subordination.

6.1. Waiver of Rights Against Borrower. Until the final payment and performance in full of all of the Obligations, no Guarantor shall exercise, and such Guarantor hereby waives, any rights against the Borrower arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Noteholder in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; such Guarantor will not claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of such Guarantor to the Borrower; and such Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Noteholder.

6.2. Subordination. The payment of any amounts due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to a Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. Each Guarantor agrees that, after the occurrence and during the continuance of any Event of Default, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, a Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Noteholder and be paid over to the Noteholder on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

6.3. Provisions Supplemental. The provisions of this §6 shall be supplemental to and not in derogation of any rights and remedies of the Noteholder under any separate subordination agreement which the Noteholder may at any time and from time to time enter into with a Guarantor.

7. Setoff. The Noteholder is hereby authorized at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of a Guarantor under this Guaranty, whether or not the Noteholder shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

8. Further Assurances. Each Guarantor agrees that it will from time to time, at the request of the Noteholder, do all such things and execute all such documents as the Noteholder may reasonably request and consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Noteholder hereunder. Each Guarantor acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Noteholder in order for such Guarantor to keep adequately informed of changes in the Borrower’s financial condition.

9. Termination; Reinstatement. This Guaranty shall remain in full force and effect until payment and satisfaction in full of all Obligations at which time this Guaranty shall automatically be terminated. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Noteholder upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10. Successors and Assigns. This Guaranty shall be jointly and severally binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of the Note and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Note may assign or otherwise transfer any Transaction Document or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Note herein, all in accordance with, and subject to, the Transaction Documents and the Note. No Guarantor may assign any of its obligations hereunder without the prior written consent of the Noteholder.

11. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Noteholder. No failure on the part of the Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when made or given in accordance with the procedures set forth in the Note and addressed as follows: if to a Guarantor, at the address set forth beneath its signature hereto, and if to the Noteholder, at the address for notices to the Noteholder set forth in the Note, or at such address as either party may designate in writing to the other.

13. Governing Law; Consent to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF [NEW YORK]. Each Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the STATE OF NEW YORK sitting in the Borough of Manhattan or, to the extent permitted by applicable law, any federal court for the Southern District of New York (and appellate courts thereof) and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon a Guarantor by mail at the address specified by reference in §12. Each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

14. Waiver of Jury Trial. THE GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Guarantor (i) certifies that neither the Noteholder nor any representative, agent or attorney of the Noteholder has represented, expressly or otherwise, that the Noteholder would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the the Note and the other Transaction Documents to which the Noteholder is a party, the Noteholder is relying upon, among other things, the waivers and certifications contained in this §14.

15. Miscellaneous. This Guaranty constitutes the entire agreement of each Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

16. Effectiveness. Delivery of an executed signature page of this Guaranty by facsimile transmission or by email with a PDF attachment shall be effective as delivery of a manually executed counterpart hereof. This Guaranty and the other Transaction Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

DOGECOIN VENTURES, INC.

By:
Name:
Title:

THE OFFICIAL DOGECOIN TREASURY AND RESERVE INC.

By:
Name:
Title:

HOUSE OF DOGE CANADA INC.

By:
Name:
Title:

[Signature Page to Guaranty]

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